Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Environmental Power Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Joseph E. Cresci, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
(2)	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/s/    Joseph E. Cresci

Joseph E. Cresci

Chief Executive Officer

May 15, 2003

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